Exhibit 10

AMENDMENT NO. 7 TO
AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of August 28, 2003

By and Among

COOPER TIRE & RUBBER COMPANY
a Delaware corporation

and

THE BANKS
a Party hereto

and

PNC BANK, NATIONAL ASSOCIATION
as the Agent

and

BANK OF AMERICA, N.A.
as a Syndication Agent

and

NATIONAL CITY BANK
as a Documentation Agent,
and

PNC CAPITAL MARKETS, INC.,
as Sole Arranger

- i -

AMENDMENT NO. 7 TO
AMENDED AND RESTATED CREDIT AGREEMENT

          THIS AMENDMENT NO. 7 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 28, 2003 (this “Amendment No. 7”), is made by and among COOPER TIRE & RUBBER COMPANY, a Delaware corporation (as more fully defined in the Existing Credit Agreement referred to below, the “Borrower”), and the Banks (as defined in the Existing Credit Agreement) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as the issuer of letters of credit under the Existing Credit Agreement and as agent for the Banks under the Existing Credit Agreement (in such capacity, as more fully defined in the Existing Credit Agreement, as the “Agent”), and amends that certain Amended and Restated Credit Agreement dated as of September 1, 2000, by and among the Borrower, the Banks and the Agent (such Credit Agreement is herein referred to as the “Original Credit Agreement”), as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of March 27, 2001 (the “Amendment No. 1”), that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 30, 2001 (the “Amendment No. 2”), that certain Amendment No. 3 to Amended and Restated Credit Agreement dated as of and effective nunc pro tunc as of September 30, 2001, (the “Amendment No. 3”), that certain Amendment No. 4 to Amended and Restated Credit Agreement dated as of December 1, 2001 but effective nunc pro tunc as of September 30, 2001 (the “Amendment No. 4”), that certain Amendment No. 5 to Amended and Restated Credit Agreement dated as of December 21, 2001 (the “Amendment No. 5”), and that certain Amendment No. 6 to Amended and Restated Credit Agreement dated as of August 29, 2002 (the “Amendment No. 6”; and the Original Credit Agreement, as amended by the Amendment No. 1, the Amendment No. 2, Amendment No. 3, the Amendment No. 4, Amendment No. 5 and Amendment No. 6, is herein referred to as the “Existing Credit Agreement”).

WITNESSETH:

          WHEREAS, the Borrower has requested an amendment of certain covenants contained in the Existing Credit Agreement; and the Banks and the Agent have agreed to certain amendments to the Existing Credit Agreement upon the terms and conditions set forth herein.

          NOW THEREFORE, in consideration of the premises (each of which is incorporated herein by reference), the Borrower, the Banks and the Agent, intending to be legally bound hereby, agree as follows:

ARTICLE I
AMENDMENTS TO EXISTING CREDIT AGREEMENT

          Section 1.01. Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

     (a) The following definitions set forth in Section 1.1 of the Existing Credit Agreement are amended and restated in its entirety to read as follows:

          “Base Rate” shall mean the higher of (i) Agent’s Prime Rate or (ii) the sum of (A) the Federal Funds Open Rate plus (B) fifty (50) basis points (1/2%).

          “Federal Funds Effective Rate” for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate” as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the “Federal Funds Effective Rate” for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

          “Loan Documents” shall mean this Agreement, the Notes, the Requests for Disbursement, the Amendment No. 1 Loan Documents, the Amendment No. 2 Loan Documents, the Amendment No. 3 Loan Documents, the Amendment No. 4 Loan Documents, the Amendment No. 5 Loan Documents, the Amendment No. 6 Loan Documents, the Amendment No. 7 Loan Documents and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith; and “Loan Document” shall mean any of the Loan Documents.

          “Maturity Date” shall mean (i) August 27, 2004, (ii) such later date as is agreed to by the Banks pursuant to Section 2.2c hereof, (iii) such earlier date on which the Short Term Revolving Credit Commitment shall terminate pursuant to Section 2.4 or (iv) such earlier date when, pursuant to Article VII hereof, the Short Term Revolving Credit Commitment shall terminate.

          “Termination Date” shall mean (i) initially, August 31, 2008, (ii) such earlier date on which the Long Term Revolving Credit Commitment shall terminate pursuant to Section 2.4 and the Long Term Revolving Credit Loans then outstanding shall be paid in full in accordance with Section 2.1e, (iii) such later date as is agreed to by the Borrower and the Banks pursuant to Subsection 2.1c hereof at which time the Long Term Revolving Credit Commitment shall terminate and the Long Term Revolving Credit Loans then outstanding shall be paid in full in accordance with Section 2.1e, or (iv) such date when, pursuant to Article VII hereof, the Long Term Revolving Credit Commitment shall terminate.

     (b) The following definitions are hereby added to Section 1.1 of the Existing Credit Agreement and shall be inserted in their correct alphabetical order:

          “Amendment No. 7” shall mean that certain Amendment No. 7 to Credit Agreement dated as of August 28, 2003, by and among the Borrower, the Agent and the Banks.

          “Amendment No. 7 Closing Date” shall mean August 28, 2003.

          “Amendment No. 7 Loan Documents” shall mean the Amendment No. 7, and any other documents delivered or contemplated to be delivered thereunder or in connection therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith; and the term “Amendment No. 7 Loan Document” shall mean any of the Amendment No. 7 Loan Documents.

          “Federal Funds Open Rate” for any day shall mean the rate per annum determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the Open Rate for federal funds transactions as of the opening of business for federal funds transactions among members of the Federal Reserve System arranged by federal funds brokers on such day, as quoted by Garvin Guybutler, any successor entity thereto, or any other broker selected by the Agent, as set forth on the applicable Telerate display page; provided, however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the Open Rate on the immediately preceding Business Day, or if no such rate shall be quoted by a federal funds broker at such time, such other rate as determined by the Agent in accordance with its usual procedures.

          Section 1.02. Amendment to Section 2.14. Section 2.14 of the Existing Credit Agreement is hereby amended to replace the phrase “Federal Funds Effective Rate” with the phrase “Federal Funds Open Rate”.

          Section 1.03. Amendments to Section 9.15. Section 9.15 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

     9.15 Tax Withholding Clause. Each Bank or assignee or participant of a Bank that is not incorporated under the Laws of the United States of America or a state thereof (and, upon the written request of the Agent, each other Bank or assignee or participant of a Bank) agrees that it will deliver to each of the Borrower and the Agent two (2) duly completed appropriate valid Withholding Certificates (as defined under §1.1441-1(c)(16) of the Income Tax Regulations (“Regulations”)) certifying its status (i.e., U.S. or foreign person) and, if appropriate, making a claim of reduced, or exemption from, U.S. withholding tax on the basis of an income tax treaty or an exemption provided by the Internal Revenue Code. [Such delivery may be made by electronic transmission as described in §1.1441-1(e)(4)(iv) of the Regulations if the Agent establishes an electronic delivery system.] The term “Withholding Certificate” means a Form W-9; a Form W-8BEN; a Form W-8ECI; a Form W-8IMY and the related statements and certifications as required under §1.1441-1(e)(3) of the Regulations; a statement described in §1.871-14(c)(2)(v) of the Regulations; or any other certificates under the Code or Regulations that certify or establish the status of a payee or beneficial owner as a U.S. or foreign person. Each Bank, assignee or participant required to deliver to the Borrower and the Agent a valid Withholding Certificate pursuant to the preceding sentence shall deliver such valid Withholding Certificate as follows: (A) each Bank which is a party hereto on the Closing Date shall deliver such valid Withholding Certificate at least five (5)

Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Bank; (B) each assignee or participant shall deliver such valid Withholding Certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Agent in its sole discretion shall permit such assignee or participant to deliver such Withholding Certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Agent). Each Bank, assignee or participant which so delivers a valid Withholding Certificate further undertakes to deliver to each of the Borrower and the Agent two (2) additional copies of such Withholding Certificate (or a successor form) on or before the date that such Withholding Certificate expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent Withholding Certificate so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent. Notwithstanding the submission of a Withholding Certificate claiming a reduced rate of, or exemption from, U.S. withholding tax, the Agent shall be entitled to withhold United States federal income taxes at the full 30% withholding rate if in its reasonable judgment it is required to do so under the due diligence requirements imposed upon a withholding agent under §1.1441-7(b) of the Regulations. Further, the Agent is indemnified under §1.1461-1(e) of the Regulations against any claims and demands of any Bank or assignee or participant of a Bank for the amount of any tax it deducts and withholds in accordance with regulations under §1441 of the Internal Revenue Code.

          Section 1.04. No Other Amendments. The amendments to the Existing Credit Agreement set forth above do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this Amendment No. 7, the provisions of the Existing Credit Agreement. The amendments set forth above do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor does it impair any rights or remedies of the Banks or the Agent under the Existing Credit Agreement with respect to any such violation.

ARTICLE II
BORROWER’S SUPPLEMENTAL REPRESENTATIONS

          As an inducement to the Banks and the Agent to enter into this Amendment No. 6, the Borrower hereby represents, warrants and covenants that:

          Section 2.01. Incorporation by Reference. The Borrower hereby repeats herein and remakes as of the date hereof for the benefit of the Banks and the Agent, the representations and warranties made by the Borrower in Article III of the Existing Credit Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Amendment No. 7.

          Section 2.02. Corporate Authority. The Borrower is duly authorized to execute and deliver this Amendment No. 7 and the Amendment No. 7 Loan Documents to be executed and delivered herewith; all necessary corporate action to authorize the execution and delivery of this Amendment No. 7 and such Notes has been properly taken; and it is and will continue to be duly authorized to borrow hereunder and to execute and deliver such Notes and to perform all of the other terms and provisions of this Amendment No. 7.

          Section 2.03. Validity of this Amendment No. 7. The execution and delivery of this Amendment No. 7 does not, and the borrowings contemplated by this Amendment No. 7, the execution and delivery of the Amendment No. 7 Loan Document with respect thereto, and the performance by the Borrower of its obligations under this Amendment No. 7, the Existing Credit Agreement as amended hereby and the Amendment No. 7 Loan Documents will not contravene any provision of law, of the Borrower’s certificate of incorporation or bylaws, or the provisions of any agreement to which the Borrower is a party or by which the Borrower is bound; this Amendment No. 7 constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms; and the Notes, when duly executed on behalf of the Borrower and delivered in accordance with this Amendment No. 7 will constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms.

          Section 2.04 Amendment Closing Fee. As an inducement to the Banks and the Agent to enter into this Amendment No. 7, the Borrower hereby represents, warrants and agrees to pay to the Agent, on behalf of each Bank that executes and delivers to the Agent this Amendment No. 7 on or before noon on August 28, 2003, an amendment closing fee equal to five (5) basis points (.05%) times the total Commitment of each such Lender under the Agreement (such sum herein referred to as, the “Amendment Closing Fee”).

ARTICLE III
MISCELLANEOUS

          Section 3.01. Ratification of Terms. This Amendment No. 7 shall be construed in connection with and as part of the Existing Credit Agreement; and the Existing Credit Agreement is hereby amended and modified to include this Amendment No. 7. Except as expressly amended by this Amendment No. 7, the Existing Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed.

          Section 3.02. References. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Amendment No. 7 may refer to the Existing Credit Agreement without making specific reference to this Amendment No. 7, but nevertheless all such references shall include this Amendment No. 7 unless the context requires otherwise.

          Section 3.03. Counterparts. This Amendment No. 7 may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment No. 7 by telecopier shall be effective as of delivery of a manually executed counterpart of this Amendment No. 7.

          Section 3.04. Capitalized Terms. Except for proper nouns and as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Existing Credit Agreement, as amended hereby.

          Section 3.05. Conditions Precedent. It shall be a condition precedent to the effectiveness of this Amendment No. 7 and to the amendment of terms of the Existing Credit Agreement as herein set forth that:

          (i) The Agent shall have received on behalf of the Banks, on or before the Amendment Effective Date (as hereinafter defined) the following items, each, unless otherwise indicated, dated on or before the Amendment Effective Date and in form and substance satisfactory to the Agent and its counsel:

               (A) A duly executed counterpart original of this Amendment No. 7 and the other Amendment No. 7 Loan Documents, shall have been duly executed and delivered by the Borrower and each Bank to the Agent for the benefit of the Banks and the Agent;

               (B) A copy of the corporate action of the Borrower certified by the Secretary or Assistant Secretary of the Borrower to authorize the execution and delivery of, and performance under, this Amendment No. 7 and the other Amendment No. 7 Loan Documents to which it is a party;

               (C) A certificate of the secretary or assistant secretary of the Borrower certifying the names of the persons authorized to sign on behalf of the Borrower this Amendment No. 7 and the other Amendment No. 7 Loan Documents to which it is a party, and all other documents and certificates delivered hereunder together with the true signatures of such persons; and

               (D) A certificate of the Chief Financial Officer of the Borrower certifying that the statements set forth in Section 3.05(ii) of this Amendment No. 7, as of the Amendment No. 7 Closing Date, are true and correct;

          (ii) The following statements shall be true and correct on the Amendment Effective Date and the Agent shall have received a certificate signed by an authorized officer of the Borrower, dated the Amendment Effective Date, stating that:

               (A) the representations and warranties contained in Section 2.01 of this Amendment No. 7 and in the other Loan Documents, as amended hereby, with respect to the Borrower are true and correct on and as of the Amendment Effective Date as though made on and as of such date;

               (B) no Event of Default, or event which, with the passage of time or the giving of notice or both, would become an Event of Default, has occurred and is continuing, or would result from the execution of this Amendment No. 7; and

               (C) the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Agreement and the other Loan Documents;

          (iii) No action, suit, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court or other Governmental Person with respect to the Borrower, any Subsidiary of the Borrower or this Amendment No. 7, the Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby to enjoin, restrain or prohibit, or to obtain damages in respect of, the Borrower’s performance under this Amendment No. 7, the Agreement or any other Loan Documents or the consummation of the transactions contemplated hereby or thereby;

          (iv) All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Agent and its counsel, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request;

          (v) Payment to the Agent of the Amendment Closing Fee for the benefit of the applicable Banks in connection with this Amendment No. 7;

          (vi) Receipt by the Agent of such other instruments, amendments, promissory notes, documents and opinions of counsel as the Agent shall reasonably require, all of which shall be satisfactory in form and content to the Agent and its counsel; and

          (vii) For purposes of this Amendment No. 7, upon completion of the conditions set forth above in this Section 3.05, the term “Amendment Effective Date” shall mean, and the effective date of this Amendment No. 7 shall be deemed to be, August 28, 2003.

          Section 3.06. Amendment Effective Date. From and after the Amendment Effective Date, all references in the Existing Credit Agreement and each of the other Loan Documents to the Agreement shall be deemed to be references to the Existing Credit Agreement as amended hereby.

          Section 3.07. Certain Taxes. The Borrower agrees to pay, and save the Agent and the Banks harmless from, all liability for any stamp or other taxes which may be payable with respect to the execution of this Amendment No. 7, the other Amendment No. 7 Loan Documents or any other documents, instruments or transactions pursuant to or in connection herewith or therewith, which obligation shall survive the termination of this Amendment No. 7.

          Section 3.08. Costs and Expenses. The Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and the disbursements of the Agent’s special counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Amendment No. 7 and the related documents.

          Section 3.09. Severability. Any provision of this Amendment No. 7 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 3.10. Governing Law. Amendment No. 7 shall be a contract made under and governed by the laws of the Commonwealth of Pennsylvania, without regard to the provisions thereof regarding conflicts of law.

          Section 3.11. Headings. The headings of this Amendment No. 7 are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, the parties hereto, with the intent to be legally bound hereby, have caused this Amendment No. 7 to be duly executed by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

ATTEST (SEAL)	COOPER TIRE & RUBBER COMPANY, a Delaware corporation

By: /s/ Richard N. Jacobson Name: Richard N. Jacobson Title: Assistant Secretary	By: /s/ C. F. Nagy Name: C. F. Nagy Title: Assistant Treasurer

By: /s/ Janice K. Grubb Name: Janice K. Grubb Title: Executive Legal Secretary	By: /s/ S.O. Schroeder Name: S.O. Schroeder Title: Vice President, Treasurer

AGENT:

PNC BANK, NATIONAL ASSOCIATION, in its capacity as Agent

By: /s/ Joseph G. Moran Name: Joseph G. Moran Title: Vice President/Managing Director

[SIGNATURE PAGES OF BANKS ON THE FOLLOWING PAGES]

          IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 7 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	NATIONAL CITY BANK
$24,000,000
Long Term Revolving Credit Commitment Percentage	By: /s/ Thomas E. Redmond Name: Thomas E. Redmond
13.714285714%	Title: Senior Vice President
Maximum Dollar Amount of Short Term Revolving Credit Commitment
$24,000,000
Short Term Revolving Credit Commitment Percentage
13.714285714%

Address for notice purposes:

National City Bank 155 East Broad Street Locater 16-0077 Columbus, OH 43251 Attention: Tom Redman Title: Senior Vice President Telephone: (614) 463-8540 Facsimile: (614) 463-8572

Address for Euro-Rate Funding if different from above:

National City Bank 1900 East Ninth Street, 7th Floor LOC 2077 Cleveland, OH 44114 Attention: David Gregory Title: Vice President Telephone: (216) 488-7087 Facsimile: (216) 488-7110

          IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 7 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	BANK ONE, NA, successor by merger to Bank One, Michigan
$20,000,000
Long Term Revolving Credit Commitment Percentage	By: /s/ James M. Sumoski Name: James M. Sumoski
11.428571428%	Title: Director
Maximum Dollar Amount of Short Term Revolving Credit Commitment
$20,000,000
Short Term Revolving Credit Commitment Percentage
11.428571428%

Address for notice purposes:

Bank One, NA, successor by merger to Bank One, Michigan 611 Woodward Avenue Detroit, MI 48226 Attention: Dave McNeela Title: Director Telephone: (313) 732-1542 Facsimile: (313) -

Address for Euro-Rate Funding if different from above:

Telephone: Facsimile: Telex:

          IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 7 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	PNC BANK, NATIONAL ASSOCIATION
$39,000,000
Long Term Revolving Credit Commitment Percentage	By: /s/ Joseph G. Moran Name: Joseph G. Moran
22.285714286%	Title: Vice President/Managing Director
Maximum Dollar Amount of Short Term Revolving Credit Commitment
$39,000,000
Short Term Revolving Credit Commitment Percentage
22.285714286%

Address for notice purposes:

PNC Bank, NA 249 Fifth Avenue P1 — POPP-22-01 Pittsburgh, PA 15222 Attention: Annette Curti Title: Telephone: (412) 768-9769 Facsimile: (412) 762-8672

Address for Euro-Rate Funding if different from above:

Telephone: Facsimile: Telex:

          IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 7 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	J P MORGAN CHASE BANK
$10,500,000
Long Term Revolving Credit Commitment Percentage	By: /s/ Henry W. Centa Name: Henry W. Centa
6.000000000%	Title: Vice President
Maximum Dollar Amount of Short Term Revolving Credit Commitment
$10,500,000
Short Term Revolving Credit Commitment Percentage
6.000000000%

Address for notice purposes:

J P MORGAN CHASE BANK 250 West Huron Road Cleveland, OH 44113-1451 Attention: Henry W. Centa Title: Vice President Telephone: (216) 479-2534 Facsimile: (216) 479-2732

Address for Euro-Rate Funding if different from above:

Attention: Title: Telephone: Facsimile:

          IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 7 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	THE BANK OF NEW YORK
$12,500,000
Long Term Revolving Credit Commitment Percentage	By: /s/ Edward J. Dougherty III Name: Edward J. Dougherty III
7.142857143%	Title: Vice President
Maximum Dollar Amount of Short Term Revolving Credit Commitment
$12,500,000
Short Term Revolving Credit Commitment Percentage
7.142857143%

Address for notice purposes:

The Bank of New York One Wall Street Automotive Division, 22nd Floor New York, NY 10286 Attention: Edward J. Dougherty Title: Vice President Telephone: (212) 635-7842 Facsimile: (212) 635-6434

Address for Euro-Rate Funding if different from above:

Telephone: Facsimile: Telex:

          IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 7 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	BANK OF AMERICA, N.A
$24,000,000
Long Term Revolving Credit Commitment Percentage	By: /s/ Chas McDonell Name: Chas McDonell
13.714285714%	Title: Managing Director
Maximum Dollar Amount of Short Term Revolving Credit Commitment
$24,000,000
Short Term Revolving Credit Commitment Percentage
13.714285714%

Address for notice purposes:

Bank of America, N.A. 231 South LaSalle Street Chicago, IL 60604 Attention: Chuck Ruifrok Title: Associate Telephone: (312) 828-6176 Facsimile: (415) 503-5147

Address for Euro-Rate Funding if different from above:

Bank of America Credit Services 901 Main St 14th Floor Dallas, TX 75202 Attention: Betty Canales Title: Customer Service Representative Telephone: (214) 209-2131 Facsimile: (214) 290-8377

          IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 7 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	FIFTH THIRD BANK
$12,500,000
Long Term Revolving Credit Commitment Percentage	By: /s/ Jeffery C. Shrader Name: Jeffery C. Shrader
7.142857143%	Title: Vice President
Maximum Dollar Amount of Short Term Revolving Credit Commitment
$12,500,000
Short Term Revolving Credit Commitment Percentage
7.142857143%

Address for notice purposes:

337 South Main Street Findlay, Ohio 45840 Attention: Jeffery C. Shrader Title: Vice President Telephone: (419) 424-8504 Facsimile: (419) 424-8547

Address for Euro-Rate Funding if different from above:

Telephone: Facsimile: Telex:

          IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 7 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	SUNTRUST BANK
$7,500,000
Long Term Revolving Credit Commitment Percentage	By: /s/ William C. Humphries Name: William C. Humphries
4.285714286%	Title: Director
Maximum Dollar Amount of Short Term Revolving Credit Commitment
$7,500,000
Short Term Revolving Credit Commitment Percentage
4.285714286%

Address for notice purposes:

SunTrust Bank 303 Peachtree Street 3rd Floor, Mail Code: 1928 Atlanta, GA 30308 Attention: William Humphries Title: Director

Address for Euro-Rate Funding if different from above:

Telephone: Facsimile: Telex:

          IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 7 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	KEYBANK NATIONAL ASSOCIATION
$12,500,000
Long Term Revolving Credit Commitment Percentage	By: /s/ W. Robert Perkins Name: W. Robert Perkins
7.142857143%	Title: Vice President
Maximum Dollar Amount of Short Term Revolving Credit Commitment
$12,500,000
Short Term Revolving Credit Commitment Percentage
7.142857143%

Address for notice purposes:

KeyBank National Association 127 Public Square Cleveland, Ohio 44114 Attention: Robert Perkins Title: Relationship Associate Telephone: (216) 689-8065

Address for Euro-Rate Funding if different from above:

Telephone: Facsimile: Telex:

          IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 7 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	THE BANK OF NOVA SCOTIA
$12,500,000
Long Term Revolving Credit Commitment Percentage	By: /s/ V. H. Gibson Name: V. Gibson
7.142857143%	Title: Assistant Agent
Maximum Dollar Amount of Short Term Revolving Credit Commitment
$12,500,000
Short Term Revolving Credit Commitment Percentage
7.142857143%

Address for notice purposes:

The Bank of Nova Scotia 181 W. Madison Street Suite 3700 Chicago, Illinois 60602 Attention: Stephen Keelty Title:

Address for Euro-Rate Funding if different from above:

The Bank of Nova Scotia 600 Peachtree Street N.E. Suite 2700 Atlanta, Georgia 30308 Attention: George Wong Title:

Telephone: (404) 877-1556 Facsimile: (404) 888-8998 Telex: